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                                                                      EXHIBIT 21

                            PRIDE INTERNATIONAL, INC.
                                  SUBSIDIARIES


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                                                                     JURISDICTION OF INCORPORATION
COMPANY                                                                     OR ORGANIZATION
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
Amethyst Financial Company Ltd.                                      British Virgin Islands
Andre Maritime Ltd.                                                  Bahamas
Basafojagu (HS) Inc.                                                 Liberia
BiGem Holdings N.V.                                                  Netherlands Antilles
C.A. Foravep                                                         Venezuela
Caland Boren B.V.                                                    The Netherlands
Compagnie Monegasque De Services Comoser s.a.m.                      Monaco
Compania Boliviana de Perforacion S.A.M.                             Bolivia
Dayana Finance S.A.                                                  Panama
Drilling Labor Services PTE Ltd.                                     Singapore
Dundee Corporation                                                   Panama
Dupont Maritime Ltd.                                                 British Virgin Islands
Dupont Maritime Ltd.                                                 Liberia
Foradel SDN B.H.D.                                                   Malaysia
Forafels Inc.                                                        Panama
Foral S.A.                                                           France
Foramac Drilling Limited                                             United Kingdom
Forarom SRI                                                          Romania
Forasol Arabia Limited                                               Saudi Arabia
Forasol Drilling (West Africa) Ltd.                                  Abuja
Forasol Servicos de Angola, Limitada                                 Angola
Forasub, B.V.                                                        The Netherlands
Forinter Limited                                                     Channel Islands
Forinter Ltd.                                                        Jersey
Gisor Limited                                                        United Kingdom
Hispano Americana de Petroleos S.A.                                  Argentina
Horwell S.A.                                                         France
Inter-drill Limited                                                  Bahamas
Internationale de Travaux et de Materiel                             France
Larcom Insurance Ltd.                                                Bermuda
Marine 300 Series, Inc.                                              Delaware
Marine Drilling International, Inc.                                  Delaware
Marine Drilling Management Company                                   Delaware
Marlin Columbia Drilling Co., Inc.                                   British Virgin Islands
Martin Maritime Limited                                              Bahamas
Medfor S.A.                                                          France
Mexico Drilling Limited, LLC                                         Delaware
Petrodrill Engineering N.V.                                          The Netherlands
Petrodrill Five Limited                                              British Virgin Islands
Petrodrill Four Limited                                              British Virgin Islands
Petrodrill Offshore Inc.                                             Bahamas
Petrodrill Seven Limited                                             British Virgin Islands
Petrodrill Six Limited                                               British Virgin Islands
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
Petrodrill Three Limited                                             British Virgin Islands
Petrodrill Two Limited                                               British Virgin Islands
Petroleum Supply Company                                             Texas
Pride Amethyst II Ltd.                                               British Virgin Islands
Pride Amethyst Ltd.                                                  British Virgin Islands
Pride Arabia Limited                                                 Saudi Arabia
Pride Central America, LLC                                           Delaware
Pride Cyprus Ltd.                                                    Cyprus
Pride de Venezuela, C.A.                                             Venezuela
Pride Drilling N.V.                                                  Curaco
Pride Drilling, C.A.                                                 Venezuela
Pride Drilling, LLC                                                  Delaware
Pride E&P Services Ltd.                                              British Virgin Islands
Pride Foral, S.P.A.                                                  Algeria
Pride Foramer S.A.S.                                                 Brazil
Pride Forasol Perfuracoes e Servicos de Brasil Ltda.                 British Virgin Islands
Pride Forasol, S.A.S.                                                Argentina
Pride Global Ltd.                                                    Russia
Pride International Bolivia Ltda                                     Delaware
Pride International JSC                                              British Virgin Islands
Pride International Management Company                               Delaware
Pride International Personnel, Ltd.                                  Venezuela
Pride International Services, Inc.                                   British Virgin Islands
Pride International, C.A.                                            Argentina
Pride International, Ltd.                                            Cyprus
Pride International, S.R.L.                                          Delaware
Pride Limassol Ltd.                                                  British Virgin Islands
Pride Marine, Inc.                                                   British Virgin Islands
Pride North Atlantic, Ltd.                                           Delaware
Pride North Sea, Ltd.                                                British Virgin Islands
Pride Offshore, Inc.                                                 Peru
Pride Ohio, Ltd.                                                     British Virgin Islands
Pride Peru S.A.                                                      British Virgin Islands
Pride South America Ltd.                                             France
Pride U.S. Personnel, Ltd.                                           France
Pride-Forasol-Foramer Ltd.                                           British Virgin Islands
Pridemaritima Ltd.                                                   British Virgin Islands
S.B.M. France                                                        France
San Antonio Services, Ltd.                                           British Virgin Islands
SE Pacific Drilling Ltd.                                             British Virgin Islands
Servicios Especiales San Antonio S.A.                                Argentina
Societe Maritime de Services                                         France
Societe Maritime de Services "Somaser"                               France
Sonamer Angola Ltd.                                                  Bahamas
Sonamer France S.A.S.                                                France
Sonamer Jack-Ups, Ltd.                                               Bahamas
Sonamer Limited                                                      Bahamas
Twin Oaks Financial Ltd.                                             British Virgin Islands
United Gulf Energy Resources Co.                                     Oman
United Gulf Energy Resources Co. SAOC                                Oman
Utah Drilling Limited                                                British Virgin Islands
Westville Management Corporation                                     British Virgin Islands
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